                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         PIEDMONT MINING COMPANY, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 5, 1996


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Piedmont Mining Company, Inc. (the "Company") will be held at the offices of Kennedy Covington Lobdell & Hickman, L.L.P., NationsBank Corporate Center, Suite 4200, 100 North Tryon Street, Charlotte, North Carolina, on Wednesday, June 5, 1996, at 10:30 a.m., Local Time, for the purpose of considering and acting upon the following:

         1.      The election of six Directors.

         2. Any and all other matters that may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 29, 1996 as the record date for determining the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at such date will be entitled to notice of or to vote at the meeting.

         THE BOARD OF DIRECTORS WOULD APPRECIATE THE PROMPT RETURN OF THE ENCLOSED PROXY, DATED AND SIGNED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS EXERCISED AND WILL NOT BE EXERCISED IF YOU ATTEND THE MEETING AND VOTE IN PERSON.

                                        By Order of the Board of Directors


                                        ROBERT M. SHIELDS, JR.
                                        Chairman of the Board of Directors,
                                        Chief Executive Officer and Treasurer

Charlotte, North Carolina
May 3, 1996

                        PIEDMONT MINING COMPANY, INC.

                        4215 STUART ANDREW BOULEVARD
                       CHARLOTTE, NORTH CAROLINA 28217

                           ----------------------

                               PROXY STATEMENT

                           ----------------------

GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders of Piedmont Mining Company, Inc. (the "Company") to be held at the offices of Kennedy Covington Lobdell & Hickman, L.L.P., NationsBank Corporate Center, Suite 4200, 100 North Tryon Street, Charlotte, North Carolina, on Wednesday, June 5, 1996, at 10:30 a.m., Local Time. This Proxy Statement and accompanying Proxy are being sent to the shareholders of the Company commencing on or about May 3, 1996.

         Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy material to their principals and request authority for the execution of the proxy and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

         Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time before the authority thereby granted is exercised by filing a written request or a duly executed proxy bearing a later date with the Secretary of Piedmont Mining Company, Inc., 4215 Stuart Andrew Boulevard, Charlotte, North Carolina 28217. In addition, the powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof.

         The only matters to be considered at the meeting, so far as is known to the Board of Directors, are the matters set forth in the Notice of Annual Meeting of Shareholders and routine matters incidental to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote said proxy in accordance with their judgment on such matters.

         Shareholders present or represented and entitled to vote on a matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of the Common Stock of the Company held by them of record at the close of business on March 29, 1996, which is the record date for determining the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Voting on all matters, including the election of Directors, will be by voice vote or by show of hands, unless the holders of at least 10% of the shares represented at the meeting demand a vote by ballot prior to the vote. The number of shares of Common Stock of the Company outstanding on March 29, 1996 was 15,043,869.

PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT

         At March 17, 1996, the only persons known to the Company to be the beneficial owners of more than 5% of the Common Stock of the Company were as follows:

                                                         NUMBER OF SHARES                       PERCENT OF
NAME AND ADDRESS OF                                       AND NATURE OF                        COMMON STOCK
BENEFICIAL OWNER                                     BENEFICIAL OWNERSHIP(1)                   OUTSTANDING
- -------------------                                  -----------------------                   ------------
Van Eck Associates                                         2,710,000                             18.01%
  Corporation (2)
  99 Park Avenue
  New York, New York 10016

Robert M. Shields, Jr.                                       970,531 (3)                          6.39% (4)
  211 East 49th Street
  New York, New York 10017

Scudder, Stevens & Clark, Inc.                               759,000 (5)                          5.04%
  345 Park Avenue
  New York, New York 10154
- ------------------

(1) Unless otherwise indicated, each shareholder has sole voting and sole investment power with respect to all shares beneficially owned.

(2)      The information concerning beneficial ownership is derived from a
         Schedule 13G dated February 12, 1996 and from Van Eck Associates Corporation. Van Eck Associates Corporation has advised the Company that it is a registered investment adviser, and that such shares are held for funds or trusts managed by it, including 1,270,000 shares (8.44%) held for International Investors Gold Fund and 1,000,000 shares (6.64%) held for Gold/Resources Fund. International Investors Gold Fund and Gold/Resources Fund are open end, diversified investment management companies which concentrate investments in gold mining shares. The shares of both of such companies are publicly held and Van Eck Associates Corporation has advised the Company that to its knowledge no natural person owns beneficially more than 5% of the outstanding shares of either such company. In addition, 240,000 shares (1.60%) are held by the Martin Marietta Retirement Trust and 200,000 shares (1.33%) are held by Ubersee Gold Fund, for both of which Van Eck Associates Corporation provides advisory services. John
         C. Van Eck, whose business address is the same as that of Van Eck Associates Corporation, has voting control of Van Eck Associates Corporation.

(3) Includes 64,399 shares held by Mr. Shields as custodian for his minor children and 154,000 shares subject to incentive stock options that are currently exercisable or exercisable within 60 days. Does not include 222,075 shares held by Mr. Shields' wife, as to which he disclaims beneficial ownership.

(4) Based on the number of shares outstanding plus shares subject to incentive stock options held by such beneficial owner that are currently exercisable or exercisable within 60 days.

(5)      The information concerning beneficial ownership is derived from a
         Schedule 13G dated February 7, 1996 filed by Scudder, Stevens & Clark, Inc. ("Scudder"). Scudder has shared voting power and sole dispositive power with respect to all 759,000 shares.

         The following table sets forth, as of March 31, 1996, information as to the beneficial ownership of the Company's Common Stock by all Directors and executive officers of the Company as a group (7 persons):

                                             NUMBER OF SHARES                   PERCENT OF
                                              AND NATURE OF                   COMMON STOCK
TITLE OF CLASS                             BENEFICIAL OWNERSHIP                OUTSTANDING
- --------------                             --------------------              ---------------
Common Stock, no par value                     3,667,395(1)                      23.4%(2)

- ------------------------

(1) Includes 614,333 shares subject to stock options held by Directors and officers that are currently exercisable or exercisable within 60 days.

(2) Based on the number of shares outstanding plus shares subject to stock options held by Directors and executive officers that are currently exercisable or exercisable within 60 days.


ELECTION OF DIRECTORS

         At the meeting six Directors will be elected to serve, subject to the provisions of the Bylaws, until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Company's Bylaws provide that the number of Directors shall be not less than five nor more than thirteen, as determined from time to time by resolution of the Board of Directors. The Board of Directors has determined the number of Directors to be elected as six, but it is authorized by the Bylaws to fill any positions created by any subsequent increase in the number of Directors. No increase in the number of Directors is currently planned.

         It is the intention of the persons named in the accompanying Proxy to vote all proxies solicited by the Board of Directors for the six nominees listed below unless authority to vote for the nominees or any individual nominee is withheld by a shareholder in such shareholder's proxy. If for any reason any nominee shall not become a candidate for election as a Director at the meeting, an event not now anticipated, the proxies will be voted for six nominees including such substitutes as shall be designated by the Board of Directors. Directors are elected by a plurality of the votes cast. Provided a quorum (a majority of the outstanding shares) is represented at the meeting, abstentions and shares not voted are not taken into account in determining a plurality. Cumulative voting for Directors is not permitted.

         The six nominees for election as Directors at the meeting are listed below. All of the nominees currently serve as Directors for terms expiring at the meeting. Messrs. Shields and Jones are the original Directors of the Company, as designated in the Company's original Articles of Incorporation in 1983. Messrs. Castles, Feick and McDonald have served as Directors of the Company since their election at the first Annual Meeting of Shareholders of the Company in 1984. Mr. Jennings has served as a Director since 1989.
Information about the Directors is as follows:

                                                                            SHARES OF            PERCENT OF
   NAME AND                                                                  COMMON             COMMON STOCK
DIRECTOR SINCE(1)          AGE        INFORMATION ABOUT NOMINEES         STOCK OWNED(2)         OUTSTANDING
- -----------------          ---        --------------------------         --------------         ------------
Robert M. Shields, Jr.      57     Chairman of the Board of the             970,531(3)            6.39%(4)
  1983                             Company since 1988; President
                                   1983-1988; Chief Executive Officer
                                   and Treasurer of the Company since
                                   its formation in 1983.

Earl M. Jones               56     President of the Company since           658,608(5)            4.34 (4)
  1983                             1988; Executive Vice President
                                   1983-1988; Chief Operating Officer
                                   of the Company since its formation
                                   in 1983.

John W. Castles 3d(6)       74     Retired.  Formerly a partner in          756,745(7)            5.01%(4)
  1984                             Lord Day & Lord, Barrett Smith
                                   (law firm) for more than the
                                   previous five years.

William Feick,              71     Consultant to William D. Witter,         591,936(7)            3.92%(4)
Jr.(6)(8)                          Inc. (investment advisers) 1994-
  1984                             present.  Managing Director of
                                   William D. Witter, Inc., 1987-
                                   1993.

Joseph F. McDonald(8)       59     Partner in Morgan, Lewis & Bockius       350,000(7)            2.32%(4)
1984                               LLP (law firm) 1994 - present.
                                   Partner in Lord Day & Lord,
                                   Barrett Smith for more than the
                                   previous five years.

Christopher M.H.            62     Chief Executive Officer and               70,000(9)                 (9)
  Jennings                         Director of SouthernEra Resources
  1989                             Limited, a mining and exploration
                                   company, since April 1992;
                                   independent geological consultant,
                                   1991-1992; Senior Vice President,
                                   Exploration, of International
                                   Corona Corporation, 1988-1991.
                                   Serves as a Director of Garden
                                   Lake Resources, Layfield
                                   Resources, R.J.K. Resources,
                                   Greater Lenora Resources, Repadre
                                   Capital Corp. and Kimberly Diamond
                                   Corporation.

- ---------------------

(1) The information about the Directors was furnished to the Company by the Directors.

(2) All shares are owned directly and with sole voting and dispositive power except as otherwise noted. Common Stock ownership information is as of March 29, 1996.

(3) Includes 64,399 shares held by Mr. Shields as custodian for his minor children and 154,000 shares subject to incentive stock options that are currently exercisable or exercisable within 60 days. Does not include 222,075 shares held by Mr. Shields' wife, as to which he disclaims beneficial ownership.

(4) Based on the number of shares outstanding plus shares subject to stock options held by such person that are currently exercisable or exercisable within 60 days.

(5) Includes 142,833 shares subject to incentive stock options that are currently exercisable or exercisable within 60 days.

(6)      Member of the Compensation Committee.

(7) Includes 40,000 shares subject to currently exercisable stock options granted under the Company's 1994 Nonqualified Stock Option Plan for Non-Employee Directors and 30,000 shares subject to a currently exercisable stock option granted under the Company's 1991 Nonqualified Stock Option Plan for Non-Employee Directors.

(8)      Member of the Audit Committee.

(9)      Less than 1%.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met five times during 1995. Each Director attended at least 75% of the total number of meetings of the Board of Directors and meetings of all Committees on which he served.

         The Audit Committee is composed of William Feick, Jr. and Joseph F. McDonald (Chairman) and is responsible for recommending independent public accountants for the Company, reviewing the Company's financial statements, audit reports, internal financial controls and internal audit procedures and approving services to be performed by the Company's independent public accountants. The Audit Committee met once during 1995.

         The Compensation Committee is composed of John W. Castles 3d, William Feick, Jr. and Christopher M.H. Jennings. Philip C. Walsh, who resigned as a director on February 3, 1995, served as Chairman of the Compensation Committee through such date. The Compensation Committee reviews and makes recommendations with respect to officer compensation and administers the Company's 1985 Incentive Stock Option Plan, 1988 Stock Option Plan, 1992 Restricted Stock Bonus Plan, 1993 Stock Bonus Plan for Non-Affiliates,

Management Incentive Compensation Plan and 1994 Employee Stock Option Plan. The Compensation Committee did not meet during 1995.

         From time to time the members of the Audit Committee and the Compensation Committee confer informally by telephone and take formal action by unanimous written consent.

         The Board of Directors of the Company does not have a Nominating Committee.

EXECUTIVE OFFICERS

         Two of the executive officers of the Company, Messrs. Shields and Jones, also currently serve as Directors. Mr. Shields served as the Company's President, Chief Executive Officer and Treasurer, and Mr. Jones served as the Company's Executive Vice President and Chief Operating Officer, from the organization of the Company in 1983 through May 1988. At that time Mr. Shields was elected Chairman of the Board of Directors and Mr. Jones was elected President. Mr. Shields continues to serve as the Company's Chief Executive Officer and Treasurer, and Mr. Jones continues to serve as the Company's President and Chief Operating Officer.

         Thomas L. Ross III, age 48, joined the Company in November 1990 as Controller and was appointed Secretary in January 1992. Mr. Ross was Vice President and Director of John C. Shepherd Lumber Company from 1985 to 1988 and was an independent consultant from 1988 to 1990.

         All such officers of the Company have been appointed to serve at the pleasure of the Board of Directors.

EXECUTIVE AND DIRECTOR COMPENSATION

EXECUTIVE COMPENSATION

         The following table summarizes for each of the past three fiscal years the compensation paid or accrued for the account of Robert M. Shields, Jr., the Company's Chief Executive Officer, and Earl M. Jones, the only other executive officer whose total salary and bonus exceeded $100,000 in 1995 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

- ----------------------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                       ---------------------------------------------------------------
                                                                    OTHER      RESTRICTED      OPTION/
                                                                   ANNUAL         STOCK          SAR         ALL OTHER
    NAME AND PRINCIPAL                                            COMPENSA-      AWARDS        AWARDS        COMPENSA-
         POSITION           YEAR       SALARY ($)    BONUS ($)     TION ($)         ($)         (# SH)        TION ($)
- ----------------------------------------------------------------------------------------------------------------------
  Robert M. Shields, Jr.    1995        153,462        0             (1)            -             -              -
                            ------------------------------------------------------------------------------------------
    Chairman and Chief      1994        149,789   12,000             (1)            -        25,000              -
                            ------------------------------------------------------------------------------------------
     Executive Officer      1993        127,500        0             (1)            -             -              -
- ----------------------------------------------------------------------------------------------------------------------
  Earl M. Jones             1995        105,298        0             (1)            -             -          2,990(2)
                            ------------------------------------------------------------------------------------------
    President and Chief     1994         99,654    8,000             (1)            -        25,000          2,952(2)
                            ------------------------------------------------------------------------------------------
     Operating Officer      1993         85,000        0             (1)            -             -          2,256(2)
======================================================================================================================

   (1) No named executive officer received personal benefits during the listed years in excess of 10% of his annual salary and bonus.

   (2) Amount of vested and unvested Company contribution under the Company's SEP Plan.

         There were no options or SAR grants during the 1995 fiscal year.

         The following table shows, on an aggregated basis, the 1995 fiscal year-end value of unexercised options and SARs held by Mr. Shields and Mr. Jones. No stock options or tandem SARs were exercised by Mr. Shields or Mr. Jones during the fiscal year ended December 31, 1995:

                    AGGREGATED OPTION/SAR EXERCISES IN 1993
                         AND FY-END OPTION/SAR VALUES

                                                                    NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN-
                                SHARES                             OPTIONS/SARS AT FY-END       THE-MONEY OPTIONS/SARS
                              ACQUIRED ON      VALUE REALIZED              (# SH)                   AT FY-END ($)
           NAME               EXERCISE (#SH)         ($)          EXERCISABLE/UNEXERCISABLE  UNEXERCISABLE/UNEXERCISABLE
- ------------------------------------------------------------------------------------------------------------------------
  Robert M. Shields, Jr.           -                  -                   154,000/0                      0/0
- ------------------------------------------------------------------------------------------------------------------------
  Earl M. Jones                    -                  -                   142,833/0                      0/0
========================================================================================================================

         Effective as of March 1, 1992, the Company entered into Severance Payment Agreements with each of Messrs. Shields and Jones, providing for the payment to each of them of $250,000 in the event of termination of his employment on or within two years after a "Change of Control" of the Company, or by or at the request of the Company in anticipation of such a Change of Control. "Change of Control" is defined in each of such Agreements to include mergers, consolidations and share exchanges in which the Company's shareholders own less than 80% of the survivor or successor, the sale of all or substantially all of the Company's assets, the acquisition by any person or group of more than 50% of the Company's Common Stock, or there being a majority of the Board of Directors consisting of individuals affiliated with or designated by a person or group seeking to control the Company, subject to certain exceptions in each case. The severance payment is not required if the termination is by the Company for cause, or if the executive resigns otherwise than for "good reason" (generally, an adverse change in the executive's employment status). If such termination is due to the death or disability of the executive, the payment may be made in six monthly installments. Each Agreement expires on March 1, 1997 if no Change of Control has occurred prior to that time, and also expires if the executive's employment is terminated prior to any Change of Control and not by or at the request of the Company in anticipation of such Change of Control. The purpose of the Agreements is to provide some measure of employment security for Messrs. Shields and Jones in the performance of their duties to the Company in connection with any transaction that may involve a prospective Change of Control of the Company.

DIRECTOR COMPENSATION

         Directors are reimbursed for their expenses of attending meetings of the Board of Directors and its Committees. Directors are not paid any fees in connection with their services as members of the Board of Directors and its Committees.

         Directors who are not employees of the Company have been granted options under the Company's 1989, 1991 and 1994 Nonqualified Stock Option Plans for Non-Employee Directors (the "1989 Plan," the "1991 Plan" and the "1994 Plan") which were approved by the shareholders at the 1990, 1992 and 1994 Annual Meetings, respectively. Under the 1989 Plan, each of the current Directors other than Messrs. Shields and Jones was granted an option to purchase 30,000 shares at $1.00 per share (the fair market value at the date of grant) on November 1, 1989, all of which have been exercised.

         Each of the current Directors other than Messrs. Shields and Jones was also granted an option to purchase 30,000 shares at $2.00 per share (the fair market value at the date of grant) under the 1991 Plan on August 1, 1991, which became exercisable on August 1, 1992 for one-half of the shares subject to the option and became fully exercisable on August 1, 1993. None of the options granted under the 1991 Plan have been exercised. One option for 30,000 shares was terminated in 1993 and one option for 30,000 was terminated in 1995. Options granted under the 1991 Plan expire on August 1, 1996, except that if an optionee ceases to be a Director prior to such expiration date, the option will expire three months after he ceases to be a Director (one year if due to death or disability). The options are nontransferable except by will or intestacy.

         Under the 1994 Plan each Eligible Director is automatically granted an option to purchase 10,000 shares of Common Stock on January 1 and July 1 of each year, commencing July 1, 1994, subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions and subject to an aggregate limit (before such adjustment) of 300,000 shares. An "Eligible Director" is a Director of the Company who is not a regular employee of the Company on the date of grant and who has served as a non-employee Director of the Company for the six months preceding the date of grant. On July 1, 1994, January 1, 1995 and July 1, 1995, each of the current directors, other than Messrs. Shields and Jones, was granted an option to purchase 10,000 shares at $1.34, $.93125 and $.440625 per share, respectively (the average closing price of the Common Stock for the last five trading days preceding the date of grant). Options granted under the 1994 Plan are fully exercisable on the date of grant, and may be exercised until they expire five years after the date of grant, unless earlier terminated. An optionee's rights under all outstanding options granted under the 1994 Plan will terminate three months after the optionee ceases to serve as a Director, unless due to the optionee's death or disability, in which case the options will terminate one year thereafter. Options granted to Mr. Walsh under the 1994 Plan terminated in May 1995. The options are nontransferable except by will or intestacy or pursuant to a qualified domestic relations order.

         The shares issuable pursuant to the 1989, 1991 and 1994 Plans have been registered under the Securities Act of 1933.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who beneficially own more than 10% of the Company's Common Stock to file reports with the Securities and Exchange Commission showing their initial ownership of Common Stock at the time they become reporting persons and showing subsequent changes in their ownership of Common Stock. Such reporting persons are also required to furnish copies of such reports to the Company.

         Based solely upon its review of the copies of reports furnished to the Company during 1994 and written representations as to the absence of obligations to file other reports, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with.

INDEPENDENT ACCOUNTANTS

         As of the date of this Proxy Statement, neither the Audit Committee nor the Board of Directors had selected independent accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1996. Although no decision has been made to change accountants and the Company's current independent accountants, Price Waterhouse LLP, continue to provide service to the Company, the selection has been deferred until a later date in order to allow management and the Audit Committee to further evaluate the Company's accounting needs and related costs and make an appropriate recommendation to the

Board of Directors. Price Waterhouse LLP served as the Company's independent accountants for the fiscal year ended December 31, 1995 and previous years, and is considered to be well-qualified.

         Representatives of Price Waterhouse LLP are not expected to be present at the Annual Meeting of Shareholders.

SHAREHOLDER PROPOSALS

         Any proposal that a shareholder intends to present for action at the 1997 Annual Meeting of Shareholder must be received by the Company no later than January 4, 1997, in order for the proposal to be included in the proxy statement and form of proxy for the 1997 Annual Meeting of Shareholders. The proposal should be sent to Secretary, Piedmont Mining Company, Inc., 4215 Stuart Andrew Boulevard, Charlotte, North Carolina 28217.

ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

         UPON WRITTEN REQUEST OF A SHAREHOLDER, THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE SUBMITTED TO SECRETARY, PIEDMONT MINING COMPANY, INC., 4215 STUART ANDREW BOULEVARD, CHARLOTTE, NORTH CAROLINA 28217.

                                                                   APPENDIX A

                        PIEDMONT MINING COMPANY, INC.
              PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                    ANNUAL MEETING TO BE HELD JUNE 5, 1996


        The undersigned hereby appoints Robert M. Shields, Jr. and Earl M. Jones, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the no par value Common Stock of the undersigned in Piedmont Mining Company, Inc. at the Annual Meeting of Shareholders to be held on June 5, 1996, and at any adjournment thereof.

        This proxy will be voted as specified herein and, unless otherwise directed, will be voted FOR the election of all nominees as Directors. The Board of Directors recommends voting FOR on item 1.

        1.    Election of Directors: Nominees are Robert M. Shields, Jr., Earl
              M. Jones, John W. Castles 3d, William Feick, Jr., Joseph F. McDonald and Christopher M.H. Jennings:

              [ ] For all listed nominees (except do not vote for the nominee(s) whose name(s) I have written below)


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              [ ]   Withhold Authority to vote for the listed nominees



                         (continued from other side)

        2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Receipt of Notice of Annual Meeting and accompanying Proxy Statement is hereby acknowledged. Please date and sign exactly as printed and return promptly in the enclosed postage paid envelope.

                                      Dated:                             , 1996
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                                      (When signing as attorney, executor,
                                      administrator, trustee, guardian, etc.,
                                      give title as such.  If joint account,
                                      each joint owner should sign.)